ADVISORSHARES TRUST

AdvisorShares Pacific Asset Enhanced Floating Rate ETF

NYSE Arca Ticker: FLRT

Supplement dated February 26, 2016

to the Summary Prospectus, Prospectus, and Statement of Additional Information

dated November 1, 2015

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”) for the AdvisorShares Pacific Asset Enhanced Floating Rate ETF (the “Fund”) and should be read in conjunction with those documents.

Effective February 29, 2016, Michael Marzouk, with Pacific Asset Management, investment sub-advisor to the Fund, joined Bob Boyd, and replaced Jason Rosiak and JP Leasure, as a portfolio manager of the Fund. All references to Messrs. Rosiak and Leasure in the Summary Prospectus, Prospectus, and SAI are hereby deleted. Specific revisions to the Fund’s documents relating to Mr. Marzouk are set forth below.

Summary Prospectus and Prospectus

The following replaces the portfolio manager information in the table on page 6:

Name and Title	Length of Service with Sub-Advisor
Bob Boyd, Managing Director	since 2012
Michael Marzouk, CFA, Managing Director	since 2007

Prospectus

The following replaces the portfolio manager information on pages 16 and 17 of the Prospectus:

PORTFOLIO MANAGERS

The following portfolio managers are primarily responsible for the day-to-day management of the Fund.

Bob Boyd, Portfolio Manager and ETF Investment Committee Member. Mr. Boyd is a Managing Director for the Sub-Advisor and a member of the Sub-Advisor’s ETF Investment Committee. Mr. Boyd serves as a Portfolio Manager and Credit Analyst for the firm. He joined the Sub-Advisor in 2012. Previously, Mr. Boyd was with Pacific Investment Management Company (PIMCO) for 14 years, where he was a Vice President, Bank Loan Portfolio Manager and Credit Analyst. Mr. Boyd has over 17 years of investment experience, focused on leveraged finance, credit analysis, and structured products. He holds a bachelor’s degree from California State University, Long Beach and an MBA from the University of Southern California.

Michael Marzouk, CFA, Portfolio Manager and ETF Investment Committee Member. Mr. Marzouk is a Managing Director for the Sub-Advisor and a member of the Sub-Advisor’s ETF Investment Committee. Mr. Marzouk serves as a Portfolio Manager and Credit Analyst for the firm. He joined the Sub-Advisor in 2007. Mr. Marzouk has over 17 years of investment experience focused on leveraged finance and credit research. Mr. Marzouk has a bachelor’s degree from the University of California, Los Angeles and an MBA from the Anderson School of Management.

Additional information about each portfolio manager’s compensation, other accounts managed, and the portfolio manager’s ownership of securities in the Fund is available in the SAI.

Statement of Additional Information

The following replaces the corresponding information in the portfolio manager section of the SAI relating to the Fund (see page 82):

•	AdvisorShares Pacific Asset Enhanced Floating Rate ETF

Portfolio Manager Compensation. The portfolio managers are compensated by the Sub-Advisor and do not receive any compensation directly from the Fund or the Advisor. The Sub-Advisor pays its portfolio managers a salary plus a discretionary bonus. The discretionary bonus is based on accomplishment of personal, team and enterprise objectives.

Fund Shares Owned by Portfolio Managers.

Portfolio Manager	Dollar Range of Shares Owned in the Fund*
Bob Boyd	$10,001 - $50,000
Michael Marzouk	None

 * Information provided as of December 31, 2015.

Other Accounts Managed by Portfolio Managers.  The portfolio managers are responsible for the day-to-day management of certain other accounts as follows:

Name	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Bob Boyd	2	$1,166,052,785	0	0	0	0
Michael Marzouk	4	$1,403,255,156	1	$445,426,242	5	$377,083,009

 * Information provided as of December 31, 2015.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.